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                                                                  EXHIBIT 10.8.1

                             AMENDMENT NO. 1 TO THE
                      LEVIATHAN GAS PIPELINE PARTNERS, L.P.
                         1998 OMNIBUS COMPENSATION PLAN

         Pursuant to Section 13.1 of the Leviathan Gas Pipeline Partners, L.P. 1998 Omnibus Compensation Plan, amended and restated effective as of January 1, 1999 (the "Plan"), the Plan is hereby amended as follows, effective as of December 1, 1999:

         WHEREAS, effective as of December 1, 1999, the name of the General Partner and the Partnership changed to El Paso Energy Partners Company and El Paso Energy Partners, L.P., respectively.

         NOW, THEREFORE, the name of the Plan is hereby changed to "El Paso Energy Partners, L.P. 1998 Omnibus Compensation Plan."

         All references in the Plan to "Leviathan Gas Pipeline Company" or the "General Partner" shall mean "El Paso Energy Partners Company" and all references in the Plan to "Leviathan Gas Pipeline Partners, L.P." or the "Company" shall mean "El Paso Energy Partners, L.P."

         IN WITNESS WHEREOF, the General Partner has caused this amendment to be duly executed on behalf of the Partnership on this 1st day of December, 1999.


                                       EL PASO ENERGY PARTNERS, L.P.
                                       By: El Paso Energy Partners Company
                                           The General Partner

                                       By  /s/ H. Brent Austin
                                       -----------------------------------------
                                       Title:  Executive Vice President

ATTEST:

By :  /s/ David L. Siddall
---------------------------
Title:  Corporate Secretary